EXHIBIT 32.1

FUSE SCIENCE, INC. FORM 10-Q FOR THE QUARTER ENDED DECEMBER 31, 2011

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Tuffin certify that:

1)	I am Chief Executive Officer and Chief Financial Officer of Double Eagle Holdings, Ltd.
2)	Attached to this certification is Form 10-Q for the quarter ended December 31, 2011, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.
3)	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that
•	The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, and
•	The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

February 21, 2012	By:	/s/ Brian Tuffin,
Brian Tuffin,
Chief Executive Officer and
Acting Chief Financial Officer